Prospectus Supplement

John Hancock Funds III

John Hancock Disciplined Value Mid Cap Fund (the fund)

Supplement dated September 22, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of January 1, 2023 (the Effective Date), Timothy P. Collard will be added as a portfolio manager of the fund. As of the Effective Date, Timothy P. Collard, Joseph F. Feeney, Jr., CFA, and Steven L. Pollack, CFA will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date, the following will replace in its entirety the fund’s portfolio manager information under the “Portfolio management” section of the Summary Prospectus:

Timothy P. Collard Portfolio Manager Managed the fund since 2023	Joseph F. Feeney, Jr., CFA Portfolio Manager Managed the fund and its predecessor since 2010	Steven L. Pollack, CFA Portfolio Manager Managed the fund since 2009 and its predecessor since 2001

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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